UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

MedAmerica Properties Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-09043 (Commission File Number)	36-3361229 (IRS Employer Identification No.)

Boca Center, Tower 1, 5200 Town Center Circle, Suite 550, Boca Raton, Florida (Address of principal executive offices)	33486 (Zip Code)

Registrant’s telephone number, including area code: (561) 617-8050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

Agreements and Plans of Merger

On May 28, 2019, MedAmerica Properties Inc. (the “Company” or “MedAmerica”) and certain of its newly formed subsidiaries described further below entered into 19 separate agreements and plans of merger (collectively, the “Merger Agreements”) with each of Broad Street Realty, LLC (the “BSR”), Broad Street Ventures, LLC (“BSV”) and each of BSV Avondale LLC, BSV Colonial Investors LLC, BSV Coral Hills Investors LLC, BSV Crestview Square LLC, BSV Cromwell Parent LLC, BSV Cypress Point Investors LLC, BSV Dekalb LLC, BSV Greenwood Investors LLC, BSV Highlandtown Investors LLC, BSV Hollinswood LLC, BSV Lamont Investors LLC, BSV Lamonticello Investors LLC, BSV LSP East Investors LLC, BSV Patrick Street Member LLC, BSV Premier Brookhill LLC, BSV Spotswood Investors LLC and BSV West Broad Investors LLC (collectively, the “Broad Street Entities”). Pursuant to the Merger Agreements, in a series of 19 mergers, BSR, BSV and each Broad Street Entity will merge with and into a subsidiary of the Company (the “Merger Subs”) with BSR, BSV and each Broad Street Entity surviving (collectively, the “Mergers”). MedAmerica following the completion of the Mergers is referred to herein as the “Combined Company.” Pursuant to the Merger Agreements, the name of the Combined Company will be changed to “Broad Street Realty, Inc.” prior to the closing of the Mergers.

Each Broad Street Entity currently directly or indirectly owns a single retail or mixed-use real estate property. BSR serves as the property manager for the properties owned by the Broad Street Entities, other than the property known as Brookhill Azalea Shopping Center. BSV, either alone or together with certain co-managers or co-managing members, serves as the manager or managing member of each of the Broad Street Entities. In addition, BSR provides commercial real estate brokerage services for its own portfolio and third-party retail operators and tenants. Following the completion of the Mergers, the Combined Company will succeed to the property management and brokerage business of BSR and the ownership of the 17 properties owned by the Broad Street Entities. Information about the 17 properties that will be owned by the Combined Company is set forth in the table below.

Property Name	City/State	Gross Leasable Area
Avondale Shops	Washington, D.C.	28,044
Brookhill Azalea Shopping Center	Richmond, VA	163,291
Coral Hills Shopping Center	Capitol Heights, MD	85,928
Crestview Square	Landover Hills, MD	74,279
Cromwell Field Shopping Center	Glen Burnie, MD	233,486
Cypress Point Shopping Center	Virginia Beach, VA	118,166
Dekalb Plaza	East Norriton, PA	178,815
The Shops at Greenwood Village	Greenwood Village, CO	210,603
Highlandtown Village Shopping Center	Baltimore, MD	57,513
Hollinswood Shopping Center	Baltimore, MD	112,580
Lamar Station Plaza	Lakewood, CO	198,000
Lamar Station Plaza East	Lakewood, CO	42,886
Midtown Colonial	Williamsburg, VA	98,043
Midtown Lamonticello	Williamsburg, VA	79,509
Spotswood Valley Square	Harrisonburg, VA	190,650
Vista Shops at Golden Mile	Frederick, MD	98,885
West Broad Commons	Richmond, VA	109,551
Total		2,080,229

Prior to the completion of the Mergers, the Company will engage in certain transactions pursuant to which it will be restructured as an “Up-C” corporation. The Company has formed Broad Street Operating Partnership, LP (the “Operating Partnership”), Broad Street OP GP, LLC (the “General Partner” and, collectively with the Company and the Merger Subs, the “MedAmerica Parties”) and each of the Merger Subs. The Company is the sole initial limited partner of the Operating Partnership and the General Partner is a wholly owned subsidiary of MedAmerica and serves as the general partner of the Operating Partnership. Prior to the completion of the Mergers, the Company will contribute all of its assets, including its equity interests in its subsidiaries (other than its equity interests in the General Partner, the Operating Partnership and the Merger Subs), to the Operating Partnership in exchange for units of limited partnership interest in the Operating Partnership (“OP Units”).

As consideration for the Mergers, the investors in BSR, BSV and the Broad Street Entities will receive an aggregate of up to 30,061,743 shares of the Company’s common stock, 3,401,435 OP Units and $2,086,000 in cash. In addition, the preferred equity investor in BSV Greenwood Investors LLC will receive a 1.0% preferred equity interest in such entity as consideration in such Merger. Investors with preferred equity investments in seven of the Broad Street Entities also will receive an amount in cash equal to any accrued but unpaid preferred return owed to such investors under the applicable operating agreement through the date immediately prior to closing of the applicable Merger. Commencing on the 12-month anniversary of the date on which the OP Units are issued, each limited partner of the Operating Partnership (other than the Combined Company) will have the right, subject to certain terms and conditions, to require the Operating Partnership to redeem all or a portion of the OP Units held by such limited partner in exchange for cash based on the market price of the Combined Company’s common stock or, at the Combined Company’s option and sole discretion, for shares of the Combined Company’s common stock on a one-for-one basis.

Following the completion of the Mergers, investors in BSR, BSV and the Broad Street Entities collectively will own 92.0% of the shares of common stock of the Combined Company and existing MedAmerica stockholders will own 8.0%. The Combined Company will own a 90.6% interest in the Operating Partnership and investors in BSR, BSV and the Broad Street Entities receiving OP Units as consideration for the Mergers collectively will own a 9.4% interest in the Operating Partnership. The Operating Partnership will wholly own each of BSR, BSV and the Broad Street Entities, other than BSV Greenwood Investors LLC, in which the prior preferred equity investor will own a 1.0% preferred equity interest. Substantially all of the Combined Company’s operations will be conducted through, and substantially all of its assets will be owned by, the Operating Partnership following the completion of the Mergers and the related transactions.

The Merger Agreements contain customary representations, warranties and covenants, and the consummation of the Mergers is subject to a number of customary closing conditions, including, among other things, (i) the accuracy of the representations and warranties made by the parties, (ii) the performance by the parties in all material respects of their covenants, obligations and agreements under the Merger Agreements, (iii) the absence of any law, injunction, order or ruling prohibiting the Mergers, (iv) the absence of a material adverse effect on the MedAmerica Parties or BSR, BSV and the Broad Street Entities, taken as a whole, prior to the closing, (v) obtaining the consent from the requisite lenders and (vi) entering into tax protection agreements with certain investors in the Broad Street Entities. The obligations of BSR, BSV and each Broad Street Entity to close the Mergers also are subject to the receipt of new equity, equity-linked, mezzanine equity, mezzanine debt or debt financing, the proceeds of which are sufficient to fund the repayment, redemption or defeasance of an aggregate amount of not less than $47 million of outstanding debt, mezzanine equity and preferred equity of the Broad Street Entities and other transaction costs (such closing condition shall not be satisfied by any new debt financing secured in whole or in part by mortgages or other security interests on any of the properties owned by the Broad Street Entities). Other than the Mergers involving BSV Cypress Point Investors LLC, BSV Colonial Investors LLC, BSV Greenwood Investors LLC, BSV Highlandtown Investors LLC and BSV Spotswood Investors LLC (collectively, the “Delayed Mergers”), each of the Mergers is required to close simultaneously (such Mergers, the “Initial Mergers”), unless such condition is waived by the parties.

In addition, pursuant to the Merger Agreement with BSR, BSR has agreed to pay MedAmerica $25,000 in cash on the first business day of each calendar month (each such payment, a “Monthly Cash Amount”) during the period commencing on July 1, 2019 and terminating on the earliest to occur of (i) the termination of such Merger Agreement, (ii) the closing of the Merger with BSR and (iii) November 1, 2019.

At any time prior to consummation of the Mergers, each of the Merger Agreements may be terminated by the mutual consent of the parties thereto. In addition, any party to a Merger Agreement may terminate such agreement upon the failure of the other parties to perform in all material respects the covenants made in the applicable agreement or upon the material breach by the other parties of the representations and warranties made in the applicable agreement. If any Initial Merger is not consummated prior to the date that is the six month anniversary of the date of the Merger Agreements (the “Initial Merger Outside Date”) or if any Delayed Merger is not consummated by the date that is the nine month anniversary of the date of the Merger Agreements (the “Delayed Merger Outside Date”), then any party to such Merger Agreement will have the right to terminate such Merger Agreement unilaterally, except that such termination right will not be available to a party whose failure to perform its obligations under the applicable agreement was the cause of the failure of the closing to occur prior to the Initial Merger Outside Date or the Delayed Merger Outside Date, as applicable. In addition, if BSR does not pay MedAmerica any applicable Monthly Cash Amount and such failure is not cured by BSR or waived by MedAmerica within five business days after written notice of such breach to BSR, MedAmerica may terminate the Merger Agreement with BSR within ten business days of BSR’s failure to pay such Monthly Cash Amount, which termination will constitute a termination of each other Merger Agreement.

Pursuant to the Merger Agreements, the board of directors of the Combined Company will be comprised of seven directors, with five directors appointed by BSR. Two current directors of the Company will remain on the board of directors of the Combined Company. Michael Z. Jacoby, BSR’s chief executive officer, will serve as chairman of the board of directors and as chief executive officer of the Combined Company, and Thomas M. Yockey, BSR’s president, will serve on the board of directors of the Combined Company. BSR’s current management team will become the management team of the Combined Company and all of BSR’s employees will become employees of the Combined Company or its subsidiaries.

The foregoing description of the Merger Agreements does not purport to be complete and is qualified in its entirety by reference to the Merger Agreements, which are filed as Exhibits 2.1 through 2.19 hereto and incorporated herein by reference.

Representation, Warranty and Indemnification Agreement

On May 28, 2019, concurrently with the entry into the Merger Agreements, Messrs. Jacoby and Yockey entered into a representation, warranty and indemnification agreement (the “Representation, Warranty and Indemnification Agreement”) with MedAmerica and the Operating Partnership, pursuant to which they have agreed to indemnify the Combined Company and the Operating Partnership for certain breaches of the representations and warranties of BSR, BSV and the Broad Street Entities contained in the Merger Agreements for a period of one year following the closing of the Mergers, subject to certain exception and limitations.

The foregoing description of the Representation, Warranty and Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the Representation, Warranty and Indemnification Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information in Item 1.01 above regarding the agreement to issue shares of common stock and OP Units in the Mergers is incorporated into this Item 3.02 by reference. The shares of common stock and OP Units will be issued upon the closing of the Mergers pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D thereunder. Issuances of common stock and OP Units will only be made to investors in BSR, BSV and the Broad Street Entities who qualify as “accredited investors” as defined under the Securities Act.

Item 8.01.	Other Events.

On May 31, 2019, the Company and BSR issued a joint press release announcing the execution of the Merger Agreements. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the effect of the Mergers, future restructuring of the Company, future issuance of the Company’s common stock and OP Units, expected ownership structure and operations of the Combined Company and future board and management transition. These statements are based on current expectations, estimates and projections about, among others, management’s beliefs, assumptions made by management and the transactions described in this Current Report on Form 8-K. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the MedAmerica Parties, BSR, BSV, the Broad Street Entities and others following the announcement of the Merger Agreements; (3) the inability to complete the Mergers due to the failure to satisfy other conditions to completion of the Mergers, including the financing condition and obtaining consent from the requisite lenders; (4) the ability to recognize the benefits of the Mergers; (5) the amount of the costs, fees, expenses and charges related to the Mergers; and (6) other risks that are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and other documents filed by the Company with the SEC from time to time. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. Except as otherwise may be required by law, the Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Cautionary Statements

The Merger Agreements have been filed as exhibits to this Current Report on Form 8-K to provide investors with information regarding their terms. Except for their status as the contractual documents that establish and govern the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreements are not intended to be a source of factual, business or operational information about the parties.

The representations, warranties and covenants made by the parties in the Merger Agreements are qualified and limited, including by information in the schedules referenced in the Merger Agreements that the parties delivered in connection with the execution of the Merger Agreements. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Merger Agreements, including where the parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. These representations and warranties may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this filing. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its affiliates. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of May 28, 2019, by and among Broad Street Realty, LLC MedAmerica Properties Inc., Broad Street Realty Operating Partnership, LP and Broad Street Realty Merger Sub LLC.

2.2	Agreement and Plan of Merger, dated May 28, 2019, by and among Broad Street Ventures, LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and Broad Street Ventures Merger Sub LLC.
2.3	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Avondale LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Avondale Merger Sub LLC.
2.4	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Colonial Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Colonial Merger Sub LLC.
2.5	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Coral Hills Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Coral Hills Merger Sub LLC.
2.6	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Crestview Square LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Crestview Square Merger Sub LLC.
2.7	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Cromwell Parent LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Cromwell Merger Sub LLC.
2.8	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Cypress Point Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Cypress Point Merger Sub LLC.
2.9	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Dekalb LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Dekalb Merger Sub LLC.
2.10	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Greenwood Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Greenwood Merger Sub LLC.
2.11	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Highlandtown Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Highlandtown Merger Sub LLC.
2.12	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Hollinswood LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Hollinswood Merger Sub LLC.
2.13	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Lamont Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Lamont Merger Sub LLC.
2.14	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Lamonticello Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Lamonticello Merger Sub LLC.
2.15	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV LSP East Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV LSP East Merger Sub LLC.
2.16	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Patrick Street Member LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Patrick Street Merger Sub LLC.
2.17	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Premier Brookhill LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Brookhill Merger Sub LLC.

2.18	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Spotswood Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Spotswood Merger Sub LLC.
2.19	Agreement and Plan of Merger, dated May 28, 2019, by and among BSV West Broad Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV West Broad Merger Sub LLC.
10.1	Representation Warranty and Indemnification Agreement, dated May 28, 2019, by and among, Michael Z. Jacoby, Thomas M. Yockey, MedAmerica Properties Inc. and Broad Street Operating Partnership, LP.
99.1	Joint Press Release, dated as of May 31, 2019, issued by MedAmerica Properties Inc. and Broad Street Realty, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAMERICA PROPERTIES INC.

May 31, 2019	By:	/s/ Joseph C. Bencivenga
Joseph C. Bencivenga
President and Chief Executive Officer